UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2016

XPO LOGISTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greenwich Office Park, Greenwich, Connecticut 06831
(Address of principal executive offices)

(855) 976-6951
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)         XPO Logistics, Inc. (the “Company”) held a Special Meeting of Stockholders (the “2016 Special Meeting”) on December 20, 2016. At the 2016 Special Meeting, the Company’s stockholders approved the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan (the “XPO Equity Plan”), including without limitation, the material terms of the XPO Equity Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee of the Board of Directors of the Company had previously adopted and approved the XPO Equity Plan on September 15, 2016, subject to stockholder approval. The material terms of the XPO Equity Plan are summarized on pages 6 through 18 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 21, 2016 (the “Proxy Statement”), which description is incorporated by reference herein. This description of the XPO Equity Plan is qualified in its entirety by reference to the actual terms of the XPO Equity Plan, a complete copy of which is set forth as Annex A to the Proxy Statement and incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2016 Special Meeting, the stockholders approved:

1.	The XPO Equity Plan, including without limitation, the material terms of the XPO Equity Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended; and

2.	The adjournment or postponement of the 2016 Special Meeting, if necessary, to solicit additional proxies.

The voting results are set forth below:

Proposal 1: Approval of the XPO Equity Plan:

Votes For	92,805,999
Votes Against	1,993,833
Abstentions	177,079

Proposal 2: Adjourn or postpone the 2016 Special Meeting, if necessary:

Votes For	91,289,937
Votes Against	3,487,626
Abstentions	199,348

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibit Description
10.1
XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan (incorporated by reference to Annex A to XPO Logistics, Inc.’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 21, 2016)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2016	XPO LOGISTICS, INC.
	By:	/s/ Gordon E. Devens
Gordon E. Devens
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1
XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan (incorporated by reference to Annex A to XPO Logistics, Inc.’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 21, 2016)